UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2009

1ST CENTURY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-148302	26-1169687
(State or other jurisdiction of	Commission File Number	(IRS Employer
incorporation)		Identification No.)

1875 Century Park East, Suite 1400
Los Angeles, California 90067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 270-9500

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective August 5, 2009, the Board of Directors appointed Jason P. DiNapoli (age 40) to be the interim Chief Financial Officer for 1st Century Bancshares, Inc. (the “Company”) and 1st Century Bank, N.A. (subsidiary of 1st Century Bancshares, Inc., the “Bank”).  Mr. DiNapoli is the current President, Chief Operating Officer, Director, and Corporate Secretary of the Company.  Mr. DiNapoli is also the current President, Chief Executive Officer, Director, and Corporate Secretary of the Bank.  He was the former Executive Vice President and former Senior Vice President of the Bank.  Prior to that, he was the Vice President Finance of J P DiNapoli Companies Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CENTURY BANCSHARES, INC.

Dated: August 10, 2009	By:	/s/ Jason P. DiNapoli.
Jason P. DiNapoli
President and Chief Operating Officer